UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

PARAGON 28, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Paragon 28, Inc.

14445 Grasslands Drive

Englewood, CO 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2023

To the Stockholders of Paragon 28, Inc.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Paragon 28, Inc., a Delaware corporation (the “Company”), will be held in person on May 17, 2023, at 9:00 a.m. Mountain time at the Company’s headquarters, 14445 Grasslands Drive, Englewood, Colorado 80112.

The Annual Meeting will be held for the following purposes:

1.

To elect three Class II directors to hold office until the 2026 annual meeting of stockholders or until their successors are elected. The three nominees for election to the Board are Quentin Blackford, Alf Grunwald and Stephen Oesterle, M.D.

2.	To vote on a proposal to amend the Company’s amended and restated certificate of incorporation to declassify the Company’s Board commencing with the 2028 annual meeting of stockholders.

3.	To vote on a proposal to amend the Company’s amended and restated certificate of incorporation to eliminate supermajority voting requirements from and after the 2028 annual meeting of stockholders.

4.

To ratify the selection, by the Audit Committee of the Company’s Board, of Deloitte & Touche LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on March 20, 2023 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The Board of Directors recommends that you vote FOR each nominee set forth in Proposal One and FOR Proposals Two, Three and Four as described in the Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

/S/ ALBERT DACOSTA
Albert DaCosta
Chairman, President and Chief Executive Officer

Englewood, Colorado

April 6, 2023

Paragon 28, Inc.

14445 Grasslands Drive

Englewood, CO 80112

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

MAY 17, 2023

We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of Paragon 28, Inc. (referred to herein as the “Company,” “Paragon 28,” “we,” “us” or “our”) is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in person on Wednesday, May 17, 2023, at 9:00 a.m. Mountain time, at 14445 Grasslands Drive, Englewood, Colorado 80112.

•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

•	Your Proxy (cast via internet or by telephone or through mailing your proxy card) is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”), over the internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability to our stockholders of record as of March 20, 2023 (the “Record Date”), and printed copies of our proxy materials, on or about April 6, 2023. The Notice of Internet Availability of Proxy Materials (“Notice”) will contain your control number and instructions on how to access and review the Annual Meeting materials, and will also contain instructions on how to vote and how to request a printed copy of the Annual Meeting materials. In addition, brokers, dealers, banks, voting trustees and their nominees (“brokers”) will be providing a Notice, or printed copies of our proxy materials and the Form 10-K so that the brokers, as the record holders, can supply these materials to the beneficial owners of shares of our common stock held by the brokers as of the Record Date.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Stockholder Meeting to Be Held on May 17, 2023.

This proxy statement, our 2022 annual report and our other proxy materials are available at: www.proxyvote.com. At this website, you will find a complete set of the following proxy materials: notice of 2023 Annual Meeting of Stockholders; proxy statement; 2022 annual report; and form proxy card. You are encouraged to access and review all of the important information contained in the proxy materials before submitting a proxy or voting at the Annual Meeting

The only outstanding voting securities of Paragon 28 are shares of common stock, $0.01 par value per share (the “common stock”), of which there were 82,249,024 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority of the voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required for a quorum to hold the Annual Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have made this Proxy Statement available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

Who can vote at the Annual Meeting?

Stockholders of record as of the close of business on the Record Date, or those with a valid proxy from a broker that held our shares on the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 82,249,024 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy over the telephone or on the internet as instructed below or, if applicable, complete, date, sign and return the Proxy Card mailed to you to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a broker, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker. The broker is considered the stockholder of record for purposes of voting your shares at the Annual Meeting. As a beneficial owner, you have the right to direct your broker on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain, and present at the Annual Meeting, a legal proxy from your broker.

What am I voting on?

You are being asked to vote on four proposals:

•

Proposal 1 — the election of three Class II directors to hold office until our 2026 annual meeting of stockholders. The three nominees for election to the Board are Quentin Blackford, Alf Grunwald and Stephen Oesterle, M.D.

•	Proposal 2 — an amendment to the Company’s amended and restated certificate of incorporation to declassify the Company’s Board commencing with the 2028 annual meeting of stockholders.

•	Proposal 3 — an amendment to the Company’s amended and restated certificate of incorporation to eliminate supermajority voting requirements from and after the 2028 annual meeting of stockholders.

•

Proposal 4 — the ratification of the selection, by the Audit Committee of our Board, of Deloitte & Touche LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How does the Board recommend I vote on these proposals?

Our Board recommends a vote:

•	Proposal 1 — “FOR” the election of Quentin Blackford, Alf Grunwald and Stephen Oesterle, M.D. as Class II directors.

•	Proposal 2 — “FOR” the amendment of the Company’s amended and restated certificate of incorporation to declassify the Company’s Board commencing with the 2028 annual meeting of stockholders.

•

Proposal 3 — “FOR” the amendment of the Company’s amended and restated certificate of incorporation to eliminate supermajority voting requirements from and after the 2028 annual meeting of stockholders.

•

Proposal 4 — “FOR” the ratification of the selection, by the Audit Committee of our Board, of Deloitte & Touche LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I vote?

•	For Proposal 1, you may either vote “For” all the nominees or you may “Withhold” your vote for any nominee you specify.

•	For Proposals 2, 3 and 4, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways to direct how your shares are voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote by following the instructions described below. In such case, your previously submitted proxy will be disregarded.

•

At the Meeting — To vote in person, you may attend the 2023 Annual Meeting and we will give you a ballot when you arrive. The meeting will be held at the Company’s headquarters at 14445 Grasslands Drive, Englewood, Colorado 80112.

•

By Mail — If you received printed proxy materials, you may direct how your shares are voted at the Annual Meeting by simply completing, signing and dating the accompanying Proxy Card and returning it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•

Via the Internet — To vote by proxy over the internet, follow the instructions provided on the Notice or Proxy Card. You will need the control number included on your Notice or your Proxy Card (if you received a printed proxy materials).

•

By Telephone — To vote by telephone, you may vote by proxy by calling the toll-free number found on the Notice or Proxy Card. You will need the control number included on your Notice or your Proxy Card (if you received a printed proxy materials).

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, you should have received a Notice or voting instruction card with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card or vote by internet or telephone as indicated on the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.

How are votes counted?

Votes will be counted by Broadridge, who will separately count “For” votes for all proposals, and, with respect to Proposals 2, 3 and 4 “Against” votes, abstentions and broker non-votes. In addition, with respect to Proposal 1, the election of directors, Broadridge will count the number of “Withheld” votes and broker non-votes received, but such votes are not considered votes cast for the forgoing purpose and will have no effect on the election of the nominees. If your shares are held by your broker as your nominee (that is, in “street name”), you will receive a Notice from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine?”

Only the ratification of the appointment of Deloitte & Touche LLP, as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal 4) is considered “routine” under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 4.

The election of directors (Proposal 1), the amendment to the amended and restated certificate of incorporation to declassify the Board (Proposal 2), and the amendment to the amended and restated certificate of incorporation to eliminate supermajority voting requirements (Proposal 3) are considered “non-routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2 and 3.

Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

How many votes are needed to approve each proposal?

The following votes are needed:

•

Proposal 1 — Requires a plurality vote of the shares of our capital stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” are elected as directors. As a result, any shares not voted “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.

•

Proposal 2 — Requires the affirmative vote of the holders of at least 66 2/3% of the voting power of all shares of capital stock outstanding as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

•

Proposal 3 — Requires the affirmative vote of the holders of at least 66 2/3% of the voting power of all shares of capital stock outstanding as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

•

Proposal 4 — Requires the affirmative vote of the holders of at least the majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes) for approval. This is a routine proposal and therefore we do not expect any broker non-votes. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. As the ratification of the appointment of Deloitte & Touche LLP is a matter on which a broker has discretionary voting authority, we do not expect any broker non-votes with respect to Proposal 4. Any broker non-votes would not be considered votes cast and would have no effect.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card or otherwise vote but do not make specific choices?

If you return a signed and dated Proxy Card, or otherwise vote, without making voting selections, your shares will be voted in accordance with the recommendations of the Board (see “How does the Board recommend I vote on these proposals?”). If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions in order to ensure that you are able to vote all the shares you own.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed Proxy Card with a later date.

•	You may grant a subsequent timely proxy by telephone or through the internet.

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 14445 Grasslands Drive, Englewood, Colorado 80112.

•	You may attend the Annual Meeting and vote at the meeting by following the instructions described above. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current Proxy Card or telephone or internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, you should follow the instructions provided by your broker to change your vote or revoke your proxy.

If your shares are held of record by your broker, you may change your vote by submitting new voting instructions to your broker in accordance with their procedures.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 8, 2023, to our Corporate Secretary at 14445 Grasslands Drive, Englewood, Colorado 80112; provided that if the date of the annual meeting is more than 30 days from May 17, 2024, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to the bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between January 17, 2024 and February 16, 2024; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after May 17, 2024, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareowners who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 18, 2024.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with solicitation of proxies for our 2024 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person, or by remote communication, if applicable, or represented by proxy at the Annual Meeting. Shares are considered present “in person” if voted by the holder of those shares or by proxy during the Annual Meeting. On the Record Date, there were 82,249,024 shares outstanding and entitled to vote. Accordingly, 41,124,513 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions, votes to “Withhold” and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of: (1) (a) December 31, 2026, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, or (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Board is presently divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified. Scott Drake resigned as a Class III director from our Board effective August 1, 2022. Quentin Blackford was appointed as a Class II director to our Board effective August 1, 2022.

The Board currently consists of eight seated directors, divided into the three following classes:

•	Class I directors: Albert DaCosta and B. Kristine Johnson, whose current terms will expire at the 2025 annual meeting of stockholders;

•	Class II directors: Quentin Blackford, Alf Grunwald and Stephen Oesterle, M.D., whose current terms will expire at the Annual Meeting; and

•	Class III directors: Meghan Scanlon, Thomas Schnettler and Kristina Wright, whose current terms will expire at the 2024 annual meeting of stockholders.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Mr. Blackford, Mr. Grunwald and Dr. Oesterle have been nominated to serve as Class II directors and have each elected to stand for reelection. Each director to be elected will hold office from the date of their election by the stockholders until the third subsequent annual meeting of stockholders or until his or her successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted as instructed and if not instructed, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

The following table sets forth, for the Class II nominees (who are currently standing for re-election) and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of April 1, 2023, position/office held and independence analysis:

Name	Age	Position/Office Held With the Company	Director Since	Independent
Class I Directors whose terms expire at the 2025 Annual Meeting of Stockholders
Albert DaCosta	49	Chairman, President and Chief Executive Officer	2012	No
B. Kristine Johnson(2)(3)	71	Independent Director	2021	Yes

Class II Directors whose terms expire at the Annual Meeting of Stockholders
Quentin Blackford(1)(2)	44	Independent Director	2022	Yes
Alf Grunwald(1)(4)	62	Independent Director	2017	Yes
Stephen Oesterle, M.D.(3)(4).	72	Independent Director	2021	Yes

Class III Directors whose terms expire at the 2024 Annual Meeting of Stockholders
Meghan Scanlon(2)(4)(5)	50	Independent Director	2022	Yes
Thomas Schnettler	66	Lead Independent Director	2020	Yes
Kristina Wright(1)(3)	46	Independent Director	2021	Yes

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Member of the Quality, Technology and Regulatory Committee.
(5)	Ms. Scanlon will join the Nominating and Corporate Governance Committee effective following the Annual Meeting.

Nominees for Election to a Three-Year Term Expiring at the 2026 Annual Meeting of Stockholders

Quentin Blackford has served as a member of our Board of Directors since August 2022. Mr. Blackford currently serves as the President and Chief Executive Officer at iRhythm Technologies (NASDAQ: IRTC), a leading digital healthcare solutions company. Prior to iRhythm Technologies, Mr. Blackford served at Dexcom, Inc. from 2017 to 2021, first as Chief Financial Officer and then as Chief Operating Officer. Prior to Dexcom, Mr. Blackford served at Nuvasive, Inc. from 2009 to 2017, including as Chief Financial Officer and as Head of Strategy and Corporate Integrity from 2014 to 2017. Prior to 2009, Mr. Blackford served at Zimmer Biomet, Inc. (NYSE: ZBH) in various senior financial leadership positions. Since October 2017, Mr. Blackford also serves as a member of the board of directors of Alphatec Holdings, Inc. (NASDAQ: ATEC), where he serves on the compensation committee and audit committee. Mr. Blackford is a Certified Public Accountant (inactive) and received dual Bachelor of Science degrees in Accounting and Business Administration from Grace College. We believe Mr. Blackford is qualified to serve on our Board of Directors due to his broad leadership skills and extensive experience in the life sciences industry.

Alf Grunwald has served as a member of our Board of Directors since February 2017. Since October 2015, he has served as the Chief Executive Officer of Black Forest One GmbH & Co KG and Managing Director of Black Forest Medical Holding GmbH, which are part of the Biedermann Group, and as the Chief Executive Officer of artprivat GmbH, an independent investment advisory firm. From 2006 to 2016, Mr. Grunwald served as an Associate Professor at the University of Applied Science Offenburg. From 2004 to 2015, he worked as both an independent management consultant and as a consultant for Techno Cap GmbH, which he founded. Prior to that, he served as a venture partner and then a partner at E.M. Warburg Pincus LLC from 1997 to 2004, and held various positions at Deloitte from 1995 to 1999, where he ultimately served as CEO and President of the ICS group and as a Senior Executive Advisor. Mr. Grunwald also founded T.L. Onyx Inc. in 1995, where he served as the chairman from 2002 to 2007. Mr. Grunwald has served as a director of LIM Innovations, Inc., a prosthetic socket technology company, since June 2017 and as a director of Starlight Cardiovascular, since September 2021. He previously served as a director of Nemaris Inc., a surgical planning software company; EonTec Inc., an enterprise software provider; APP Group, a management consulting firm; Shinka Technologies, an information technology and services company; Synquest, a supply chain management company; and RadNet Inc., an information technology company. Mr. Grunwald earned a degree in engineering from University of Applied Science Offenburg. We believe

Mr. Grunwald is qualified to serve on our Board of Directors due to his broad leadership skills and extensive strategic advising experience.

Stephen Oesterle, M.D. has served as a member of our Board of Directors since January 2021 and served as our lead director from October 2021 to February 2022. He is a consultant, advising private equity and operating companies in the healthcare industry. From January 2002 to November 2015, he was a member of the Executive Committee of Medtronic plc, serving as Senior Vice President of Medicine and Technology. Previously, he served as an Associate Professor of Medicine and Director of Invasive Cardiology Services at each of Massachusetts General Hospital (1998 to 2002), Stanford University Medical Center (1992 to 1998) and Georgetown University Medical Center (1991 to 1992). Dr. Oesterle has served as director of Sigilon Therapeutics, Inc. (Nasdaq: “SGTX”), as therapeutics company, since 2016 and Baxter International Inc. (NYSE: “BAX”), a multinational healthcare company, since 2017. Dr. Oesterle has served as a Director of Peijia Medical, ( 9996.HK) Since January 2021. Dr. Oesterle has also served as an advisor to Temasek Holdings LTD and EQT Partners since 2015. He previously served as a director of REVA Medical, Inc. from February 2018 to May 2019 and of HeartWare International, Inc. (HeartWare) from January 2016 to November 2016, prior to Medtronic’s acquisition on of HeartWare. Dr. Oesterle is a summa cum laude graduate of Harvard College and received his medical doctorate from Yale University. We believe that Dr. Oesterle is qualified to serve on our Board of Directors due to his experience as an executive and member of the board of directors of multiple life science companies.

Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders

Meghan Scanlon has served as a member of our Board of Directors since April 2022. Ms. Scanlon has served as Senior Vice President and President, Urology Division of Boston Scientific Corporation (NYSE: BSX), a medical device company, since February 2020. She previously held various leadership positions at Boston Scientific, in global marketing and general management since September 2014. Prior to Boston Scientific, Ms. Scanlon worked at DePuy Synthes, Mitek Sports Medicine, the orthopedics company of Johnson & Johnson from July 2000 to September 2014. These experiences include driving global expansion and product launches, integrating multiple high growth acquisitions, directing high impact strategic and portfolio planning and leading high performing talent and DEI cultures. Ms. Scanlon holds a B.S. in Mechanical Engineering from Tufts University, and both a M.B.A and a M.S. in Mechanical Engineering from the Massachusetts Institute of Technology. We believe that Ms. Scanlon is qualified to serve on our Board of Directors due to her cross functional experience in engineering, sales, marketing and general management at various medical device companies (including orthopedics) where she has had extensive experience as a senior executive.

Thomas Schnettler has served as a member of our Board of Directors since July 2020 and currently serves as our lead independent director. He is currently Vice Chairman of Piper Sandler Companies, President of Piper Sandler Investment Group, Inc. and a Managing Director in the merchant banking group. In his merchant banking role, Mr. Schnettler serves as a Managing Director of PSC Capital Partners LLC, the registered investment adviser to the Piper Sandler merchant banking private funds. Mr. Schnettler also served as president and chief operating officer of Piper Sandler from 2008 to 2011, and as chief financial officer between 2006 and 2008. Prior to that, Mr. Schnettler served as head of the Piper Sandler corporate and institutional services business beginning in 2002, and as head/co-head of investment banking beginning in 2000. From 1989 to 2000, he co-founded and led the healthcare investment banking group. Mr. Schnettler has served on the board of Akoya Biosciences, Inc. (Nasdaq: “AKYA”), a life sciences technology company, since September 2019; Elligo Health Research, a healthcare clinical trials company, since May 2019; and Moxe Health Corporation, a healthcare data interoperability company, since May 2022. He has previously served on the board of, or held board observation responsibility for Torax Medical, Inc., a medical device company, from September 2012 to March 2017, Sport Ngin, a software and mobile apps company, from February 2014 to July 2016, and MDX Medical, Inc. (d/b/a Sapphire Digital), a health care engagement platform, from June 2013 to September 2021. Mr. Schnettler graduated from Saint John’s University in Collegeville, Minnesota and holds a juris doctorate from Harvard Law School. We believe Mr. Schnettler is qualified to serve on our Board of Directors due to his extensive experience in advising companies in the life science market and his experience serving on the board of multiple life science companies.

Kristina Wright has served as a member of our Board of Directors since December 2021. Ms. Wright served as Vice President and General Manager of the Brain Modulation business of Medtronic, plc, a medical device company from December 2021 to March 2023. Prior to that, she was Vice President and Chief Financial Officer for the Neuromodulation Operating Unit of Medtronic, plc, from July 2020 to November 2021 and has held various leadership positions at Medtronic, plc, in both finance and corporate development since August 2010. Prior to Medtronic, plc, Ms. Wright worked at PricewaterhouseCoopers, LLP, in the Audit and Assurance and Transaction Services practices from 1999 to 2010. Ms. Wright holds a B.S. in Accounting from the University of Minnesota, and an M.B.A from the Fuqua School of Business at Duke University. We believe that Ms. Wright is qualified to serve on our Board of Directors due to her experience as an executive at medical device companies and her background as an accountant.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

Albert DaCosta is one of our cofounders. He has served as our Chief Executive Officer and President since 2012 and was appointed to our Board of Directors in 2012. Mr. DaCosta is a veteran in the foot and ankle industry with over 18 years of experience. Prior to establishing Paragon 28, Mr. DaCosta was a distributor for both Pioneer Surgical and Biomet Sports Medicine from 2009 to 2010. Previously, Mr. DaCosta served as the Director of Biologics & Extremities for Wright Medical. He also served as President & Founder of Body Beautiful Laser Centers in South Florida in 2006 and President of Non-Invasive Solutions in 2005, as well as a sales representative for Linvatec in 2003. Mr. DaCosta earned a B.S. in Chemical Engineering from the University of Florida with a minor in Business. We believe Mr. DaCosta is qualified to serve on our board of directors due to his extensive knowledge as one of our company’s founders and Chief Executive Officer, and his prior commercial and general management experience with both public and private companies.

B. Kristine Johnson has served as a member of our Board of Directors since December 2021. Ms. Johnson has been President and General Partner of Affinity Capital Management, a venture capital firm, since 2000. In April 2021, she was appointed Chairperson of the board of directors of AtriCure, Inc. (Nasdaq: “ATRC”), a medical device company, where she has also served as a member of the board of directors since March 2017. Ms. Johnson has served as a member of the boards of directors of ViewRay, Inc. (Nasdaq: “VRAY”), a company that develops radiation therapy technology, since April 2020, and ClearPoint Neuro, Inc. (Nasdaq: “CLPT”), a medical device company, since August 2019. She served as a member of the board of directors of Piper Sandler, an investment banking firm, from 2003 to 2019, where she was lead director from 2012 to 2018. Ms. Johnson served as a member of the board of directors of The Spectranetics Corporation (Nasdaq: “SPNC”), a medical device company, from 2012 to 2017. She held various executive leadership positions at Medtronic, plc (NYSE: “MDT”) from 1982 to 1999. Ms. Johnson serves as a member of the board of directors of the University of Minnesota Foundation Investment Advisors, where she served as chair from 2016 to 2022. She graduated summa cum laude with a B.A. from St. Olaf College. We believe Ms. Johnson is qualified to serve on our Board of Directors due to her senior management experience in the medical device industry, her investment banking experience and her extensive experience on public company boards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NAMED CLASS II NOMINEES

PROPOSAL NO. 2

AMENDMENT OF CERTIFICATE OF INCORPORATION TO DECLASSIFY BOARD OF DIRECTORS COMMENCING WITH THE 2028 ANNUAL MEETING

Overview of Proposal

The Company’s amended and restated certificate of incorporation currently provides for a classified Board, divided into three classes of directors, with each class serving a term of three years. The class terms are staggered so that the three-year term of one class expire at each annual meeting.

After considering the advantages and disadvantages of declassification, including the feedback received from our stockholders and the benefit in maintaining Board stability and continuity of directors over the short to medium term, the Board has determined it is in the best interests of the Company and its stockholders to amend the amended and restated certificate of incorporation to declassify the Board by the 2028 annual meeting of stockholders.

The Board unanimously approved, and recommends that the Company’s stockholders approve, an amendment of the Company’s amended and restated certificate of incorporation to phase-out the classified Board structure over time and provide for the annual election of all directors commencing with the 2028 annual meeting of stockholders. The affirmative vote of the holders of 66 2/3% of the outstanding shares of stock entitled to vote at the Annual Meeting is required to approve this proposal.

The proposed amendment of the Company’s amended and restated certificate of incorporation would eliminate the classification of the Board over a three-year period commencing with the 2026 annual meeting of stockholders and provide for the annual election of all directors beginning at the 2028 annual meeting of stockholders. The declassification of the Board would be phased-in over a three-year period commencing with the 2026 annual meeting of stockholders as follows:

Annual Meeting Year	Class	Standing for Election	Class Expiration (Annual Meeting Year)
2026	Class I	No	2028
	Class II	Yes	2028 (elected for a 2-year term)
	Class III	No	2027
2027	Class I	No	2028
	Class II	No	2028
	Class III	Yes	2028 (elected for a 1-year term)
2028 (and thereafter)	Single Class	Yes	Next Annual Meeting

Until the 2026 annual meeting of stockholders, including at this Annual Meeting nominees will continue to be elected to serve three-year terms, with the last such three-year term (Class I) ending at the 2028 annual meeting of stockholders.

At the 2026 annual meeting of stockholders, each Class II director nominated for election would be elected for a two-year term ending at the 2028 annual meeting of stockholders.

At the 2027 annual meeting of stockholders, each Class III director nominated for election would be elected for a one-year term ending at the 2028 annual meeting of stockholders.

At the 2028 annual meeting of stockholders, all nominees presented for election would be elected to one-year terms.

If this proposal is approved, beginning with the 2028 annual meeting of stockholders, all directors would stand for election at each annual meeting of stockholders for a one-year term expiring at the subsequent annual meeting of stockholders. The proposed amendment does not change the number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships. In addition, prior to the 2028 annual meeting of stockholders, any person appointed to fill a vacancy on our Board during the year will serve until the annual meeting at which the term of the class to which such person has been appointed expires or until such person’s successor has been duly elected and qualified, or until such person’s earlier death, resignation or removal.

In addition, the Company’s amended and restated certificate of incorporation currently allows for the removal of a director only for cause and upon an affirmative vote of stockholders holding at least two-thirds of the voting power of the then-outstanding shares of capital stock entitled to vote at an election of directors. Under Delaware law, in the absence of a classified board or cumulative voting, directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. Accordingly, in order to ensure compliance with Delaware law, the proposed amendment of the Company’s amended and restated certificate of incorporation also includes an amendment to allow stockholders, from and after the election of directors at the 2028 annual meeting of stockholders, to remove a director with or without cause by the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding shares of capital stock entitled to vote at an election of directors, subject to the rights of the holders of any preferred stock. Before the 2028 annual meeting of stockholders, directors may only be removed as currently set forth in the Company’s amended and restated certificate of incorporation.

The proposed Certificate of Amendment to the Company’s amended and restated certificate of incorporation to affect this proposal is attached to this proxy statement as Annex A. The description of the proposed amendments in this proposal is a summary and is qualified by the full text of the Certificate of Amendment (including revisions from Proposal 3), which are incorporated into this proposal by reference. Stockholders are urged to read the proposed Certificate of Amendment in its entirety.

If this proposal is approved, the proposed amendments in sections 2 and 3 of the Certificate of Amendment will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Company will file the Certificate of Amendment promptly following the Annual Meeting if our stockholders approve the amendment. If this proposal is not approved, the Company’s amended and restated certificate of incorporation will not be amended as set forth above.

Vote Required

Pursuant to Article XI of the Company’s amended and restated certificate of incorporation, the approval of the proposed amendments to the amended and restated certificate of incorporation contemplated in this proposal would require the affirmative vote of the holders of at least 66 2/3% of the voting power of all shares of the Company’s capital stock outstanding as of the Record Date for the Annual Meeting. Because brokers may not cast a vote on this proposal without your instruction, it is very important that you vote your shares. If you fail to vote, or fail to instruct your broker on how to vote, or you abstain from voting on this proposal, it will have the same effect as a vote AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS COMMENCING WITH THE 2028 ANNUAL MEETING.

PROPOSAL NO. 3

AMENDMENT OF CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS FROM AND AFTER THE 2028 ANNUAL MEETING

Overview of Proposal

The Company’s amended and restated certificate of incorporation currently provides that certain amendments to the amended and restated certificate of incorporation require the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class (the “Supermajority Voting Requirements”).

As part of the Board’s ongoing evaluation of the Company’s corporate governance structures and practices, the Board considered the advantages and disadvantages of the Supermajority Voting Requirements. While this requirement was originally put in place to, among other things, protect our stockholders, including minority stockholders, by ensuring that amendments to the Company’s amended and restated certificate of incorporation are not completed without the approval of a substantial majority of our stockholders, the Board believes that the Supermajority Voting Requirements are not advisable in the long term in light of prevailing views regarding corporate governance best practices and as the ownership of the Company’s common stock becomes increasingly less concentrated among the pre-initial public offering investors over time. In addition, we have engaged in discussions with proxy advisory firms who support the Board sunsetting these Supermajority Voting Requirements. Accordingly, the Board has determined that it is in the best interests of the Company and its stockholders to amend the amended and restated certificate of incorporation to eliminate the Supermajority Voting Requirements effective as of the date of the 2028 annual meeting of stockholders.

The Board unanimously approved, and recommends that the Company’s stockholders approve, the amendment of the Company’s amended and restated certificate of incorporation to eliminate the Supermajority Voting Requirements from and after the 2028 annual meeting of stockholders.

If this proposal is adopted by our stockholders, from and after the 2028 annual meeting of stockholders, amendments to the Company’s amended and restated certificate of incorporation by our stockholders will require, in all instances, the affirmative vote of holders of a majority of the voting power of our then-outstanding shares of capital stock entitled to vote thereon.

The proposed Certificate of Amendment to the Company’s amended and restated certificate of incorporation to affect this proposal is attached to this proxy statement as Annex A. The description of the proposed amendments in this proposal is a summary and is qualified by the full text of the Certificate of Amendment (including revisions from Proposal 2), which are incorporated into this proposal by reference. Stockholders are urged to read the proposed Certificate of Amendment in its entirety.

If this proposal is approved, the proposed amendments in sections 4 and 5 of the Certificate of Amendment will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Company will file the Certificate of Amendment promptly following the Annual Meeting if our stockholders approve the amendment. If this proposal is not approved, the Company’s amended and restated certificate of incorporation will not be amended as set forth above.

Vote Required

Pursuant to Article XI of the Company’s amended and restated certificate of incorporation, the approval of the amendments to the amended and restated certificate of incorporation contemplated in this proposal would require the affirmative vote of the holders of at least 66 2/3% of the voting power of all shares of the Company’s capital stock outstanding as of the Record Date for the Annual Meeting. Because brokers may not cast a vote on this proposal without your instruction, it is very important that you vote your shares. If you fail to vote, or fail to instruct your broker on how to vote, or abstain from voting on this proposal, it will have the same effect as a vote AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS FROM AND AFTER THE 2028 ANNUAL MEETING.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has engaged Deloitte & Touche LLP (“Deloitte”), as our independent registered public accounting firm for the year ending December 31, 2023, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Deloitte has served as the Company’s independent registered public accounting firm since March 2021. Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT MATTERS

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2021 and 2022 by Deloitte, our independent registered public accounting firm.

	Year Ended December 31, 2021	Year Ended December 31, 2022
Audit Fees(1)	$1,620,800	$890,000
Tax Fees	—	—
Audit-Related Fees	15,000	—
All Other Fees(2)	—	20,000

Total Fees	$1,635,800	$910,000

(1)

Represents the aggregate fees billed for the audit of our consolidated financial statements, review of the condensed consolidated financial statements included in our quarterly reports and services in connection with the statutory and regulatory filings or engagements for those years. Audit Fees for the year ended December 31, 2022, included $130,000 billed in connection with the filing of our Registration Statement on Form S-3 in connection with our secondary public offering in January 2023. Audit Fees for the year ended December 31, 2021, included $1,005,800 billed in connection with the filing of our Registration Statement on Form S-3 in connection with our initial public offering in October 2021.

(2)

Represents the aggregate fees billed for diligence procedures that are unrelated to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “audit fees” or “audit-related fees”.

All of the services described above were pre-approved by our Audit Committee. The Committee concluded that the provision of these services by Deloitte would not affect their independence.

Pre-Approval Policies and Procedures

The Audit Committee or a delegate of the Audit Committee pre-approves, or provides pursuant to pre-approval policies and procedures for the pre-approval of, all audit and non-audit services provided by its independent registered public accounting firm. This policy is set forth in the charter of the Audit Committee and is available at https://ir.paragon28.com/governance/governance-documents/default.aspx.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Paragon 28 under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Board of Directors is composed entirely of Directors who are not officers or employees of the Company and are independent, as defined in the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://ir.paragon28.com/governance/governance-documents/default.aspx. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Paragon 28’s audited financial statements as of and for the year ended December 31, 2022.

The Audit Committee has discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from Deloitte required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with Deloitte their independence from the Company and its management. Finally, the Audit Committee discussed with Deloitte, with and without management present, the scope and results of Deloitte’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee has selected Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and is seeking ratification of such selection by our stockholders.

Audit Committee
Kristina Wright, Chair
Quentin Blackford
Alf Grunwald

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at https://ir.paragon28.com/governance/governance-documents/default.aspx. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website. The reference to our web address does not constitute incorporation by reference of the information contained at or available through our website.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, Chief Executive Officer performance evaluation and succession planning. A copy of our Corporate Governance Guidelines is available on our website at https://ir.paragon28.com/governance/governance-documents/default.aspx.

Board Governance	Executive Compensation Governance

✓  7 of the 8 Board members are independent

✓  Fully independent Audit, Corporate Governance & Nominating, and Compensation Committees

✓  Regular executive sessions of independent directors

✓  Annual Board and Committee Evaluation Process

✓  Term and Age Limits for Board members to ensure Board refreshment

✓  Robust stock ownership guidelines, with retention requirements, for directors and executive officers

✓  Comprehensive clawback policy

✓  Minimum one-year vesting period generally applicable to incentive equity awards

✓  Anti-hedging and anti-pledging policy

Independence of the Board of Directors

Under New York Stock Exchange rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent New York Stock Exchange listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that all of our current directors, other than Mr. DaCosta qualify as “independent” directors in accordance with the New York Stock Exchange listing requirements. Mr. DaCosta is not considered independent because he is our current President and Chief Executive Officer. With respect to our Lead Independent Director, Mr. Schnettler, in the fourth quarter of 2021 we paid Piper Sandler Companies, where Mr. Schnettler currently serves as Vice Chairman, President of Piper Sandler Investment Group and Managing Director in the merchant banking group, underwriting fees in connection with our initial public offering; however, these fees represented less than 1% of Piper Sandler

Companies’ revenue. Similarly, in the first quarter of 2023 we paid Piper Sandler Companies underwriting fees in connection with our follow-on public offering; however, these fees represented less than 1% of Piper Sandler Companies’ revenue. In each case, these payments were transactional in nature.

The New York Stock Exchange’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by New York Stock Exchange rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under New York Stock Exchange rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. All of the committees of our Board are comprised entirely of directors determined by the Board to be independent within the meaning of New York Stock Exchange rules and regulations.

Leadership Structure of the Board

Our amended and restated bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of Chairman of our Board and Chief Executive Officer and to implement a lead director in accordance with its determination that utilizing one or the other structure would be in our best interest. Mr. DaCosta, our President and Chief Executive Officer, currently serves as the Chairman of our Board. The Board believes that the company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and most capable of effectively identifying strategic priorities and leading the consideration and execution of strategy. The Board of Directors believes that the combined position of Chairman and Chief Executive Officer promotes the development of policy and plans and facilitates information flow between management and the board of directors, which is essential to effective governance.

In addition, because Mr. DaCosta is our Chairman and is not an “independent director” as defined in the listing standards of the New York Stock Exchange, Mr. Schnettler serves as our Lead Independent Director. As Lead Independent Director, Mr. Schnettler presides over periodic meetings of our independent directors, serves as a liaison between our Chairman and our independent directors and performs such additional duties as the Board may otherwise determine and delegate.

Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

The Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight primarily through the Audit Committee. The Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including with respect to asset protection, and for overseeing financial and cybersecurity risks and potential conflicts of interest. In addition, the Audit Committee meets quarterly with our Chief Financial Officer and our independent auditors where it receives regular updates regarding our management’s assessment of risk exposures including liquidity, credit and operational risks and the process in place to monitor such risks and review results of operations, financial reporting and assessments of internal controls over financial reporting. The Company has engaged outside advisors to implement comprehensive Enterprise Risk Management programs.

In addition, the Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and oversees the Company’s efforts with regard to environmental and social matters and associated risks. For example, the Nominating and Corporate Governance Committee has oversight of the Company’s policies, corporate citizenship, human rights and other social and public matters of significance to the Company. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing the Company’s succession plan for the chief executive role.

The Quality, Technology and Regulatory Committee oversees management of regulatory risks in connection with the Company’s development and commercialization of its product portfolio.

The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements.

Board Diversity and Skills

We believe our Board membership reflects the appropriate diversity of experience, qualifications skills, gender, and age in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Board Skills Matrix

Skill/Experience	Blackford	DaCosta	Grunwald	Johnson	Oesterle	Scanlon	Schnettler	Wright
International Expertise	✓	✓	✓	✓	✓	✓	✓	✓
Technology / Cybersecurity Experience			✓		✓
Mergers & Acquisitions	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management Expertise	✓		✓		✓		✓
Financial Expertise	✓	✓	✓				✓	✓
Sales & Marketing	✓	✓	✓	✓		✓		✓
Public Company Board	✓	✓		✓	✓		✓	✓
Public Company CEO	✓	✓
Public Company CFO	✓						✓
Human Resources Expertise	✓	✓	✓	✓	✓
Operational Expertise	✓	✓	✓	✓
Investment Banking / Capital Markets		✓	✓	✓			✓
Industry Expertise	✓	✓	✓	✓	✓	✓		✓
Regulatory Expertise		✓		✓	✓
Ethnically Diverse		✓

Board Diversity Matrix

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I — Gender Identity
Directors	3	5	0	0
Part II — Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic, Latinx or Portuguese	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White (not of Hispanic or Latinx origin)	3	4	0	0
LGBTQ+	0
Did not disclose demographic background	0

Board Committees

Our Board has the following standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Quality, Technology and Regulatory Committee. Our Board may establish other committees to facilitate the management of our business from time to time. The composition and functions of each committee are described below. Two of our key committees are chaired by women.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process and assists the Board in its oversight of (i) the integrity of our financial statements, (ii) our risk assessment and risk management program, (iii) the performance of our independent auditor and (iv) the design and implementation of our internal audit function and internal controls, code of business conduct and ethics and legal and regulatory matters. In addition, our Audit Committee is responsible for, among other things:

•

appointing, compensating, meeting independently with and retaining and overseeing the work of our independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us;

•	establishing policies regarding hiring employees from our independent registered public accounting firm;

•	reviewing and approving any related person transactions;

•	discussing with our independent auditor any audit problems or difficulties and management’s response;

•

pre-approving all audit and permitted non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the Audit Committee or exempt from such requirement under the rules of the SEC);

•

reviewing and discussing our annual and quarterly financial statements and any material issues regarding accounting principles and financial statement presentations with management and our independent auditor;

•	preparing the Report of the Audit Committee required by SEC rules;

•	reviewing and assessing, at least annually, the adequacy of the Audit Committee’s charter;

•	performing, at least annually, an evaluation of the performance of the Audit Committee; and

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

The current members of our Audit Committee are Messrs. Blackford and Grunwald and Ms. Wright. Ms. Wright serves as the chairperson of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the New York Stock Exchange. Our Board has determined that Ms. Wright is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of the New York Stock Exchange. Pursuant to the rules of the SEC, members of the Audit Committee also meet heightened independence standards. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and the New York Stock Exchange. A copy of the Audit Committee charter is available to security holders on the Company’s website at https://ir.paragon28.com/governance/governance-documents/default.aspx.

Compensation Committee

Our Compensation Committee oversees our compensation policies, plans and benefits programs. In addition, our Compensation Committee is responsible for, among other things:

•

reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of these goals and objectives and setting compensation;

•	reviewing and setting or making recommendations to the Board regarding the compensation of our other executive officers;

•	reviewing and making recommendations to the Board regarding director compensation;

•	reviewing and approving or making recommendations to the Board regarding our incentive compensation and equity-based plans and arrangements;

•	assisting the Board in developing and reviewing potential candidates for executive positions;

•	overseeing and administering our cash and equity incentive plans;

•

reviewing, considering, and selecting, to the extent determined to be advisable, a peer group of appropriate companies for the purpose of benchmarking and analysis of compensation for our executive officers and directors;

•	preparing, if required, the Compensation Committee report on executive compensation for inclusion in our annual proxy statement in accordance with the proxy rules;

•	overseeing our compliance with applicable SEC rules regarding stockholder approval of certain executive compensation matters;

•	reviewing and assessing, at least annually, the adequacy of the Compensation Committee’s charter;

•	performing, on an annual basis, an evaluation of the performance of the Compensation Committee; and

•	appointing and overseeing any compensation consultants, legal counsel, or other advisor, and determining the compensation and independence of such consultant or advisor.

The current members of our Compensation Committee are Mr. Blackford, Ms. Johnson and Ms. Scanlon. Mr. Blackford serves as the chairperson of the committee. Each of the members of our Compensation Committee are independent under the applicable rules and regulations of the New York Stock Exchange, are a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and are an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and the New York Stock Exchange. A copy of the Compensation Committee charter is available to security holders on the Company’s website at https://ir.paragon28.com/governance/governance-documents/default.aspx.

Our executive officers submit proposals to our Compensation Committee regarding our executive compensation. Our Chief Executive Officer, Mr. DaCosta, also serves on our Board of Directors. By serving multiple roles, Mr. DaCosta is uniquely positioned to help the board and the Compensation Committee in many of its compensation decisions as he possesses detailed knowledge of the issues, opportunities and challenges facing the company, its business and its industry, which help him to identify the key performance measures and indicators that may be used in setting incentive-based compensation. In his role as our Chief Executive Officer, Mr. DaCosta is also close enough to Paragon 28’s day-to-day operations to be able to identify key contributors and top performers within the Company, so as to ensure that their compensation accurately reflects their responsibilities, performance, future expectations and experience levels. While Mr. DaCosta recuses himself from Compensation Committee discussions that involve his own compensation, his recommendations and feedback, along with the feedback and recommendations of our other senior executive officers, are often taken into consideration by our Compensation Committee when setting compensation levels.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists the Board in reviewing and recommending nominees for election as directors. In addition, our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying individuals qualified to become members of the Board, consistent with criteria approved by our board of directors and receiving nominations for such qualified individuals;

•	recommending to the Board the nominees for election to the Board and to each committee of the Board at annual meetings of our stockholders;

•	overseeing the self-evaluations of the Board and management;

•	reviewing and recommending committee slates on an annual basis;

•

overseeing the Company’s efforts with regard to environmental, social and governance matters, including with regard to policies, programs and strategies related to environmental stewardship, responsible investment, corporate citizenship, human rights and other social and public matters of significance to the Company;

•	overseeing the maintenance and presentation to the Board of management’s plans for succession to senior management positions at Paragon 28;

•	reviewing and assessing, at least annually, the adequacy of the Nominating and Corporate Governance Committee’s charter;

•	performing, on an annual basis, an evaluation of the performance of the Nominating and Corporate Governance Committee; and

•	developing and recommending to the Board any proposed changes to our corporate governance guidelines and principles and reviewing the guidelines and principles on at least an annual basis.

The current members of our Nominating and Corporate Governance Committee are Dr. Oesterle, Ms. Johnson and Ms. Wright. Ms. Johnson serves as the chairperson of the committee.

In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

•	the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	the candidate’s experience as a board member of another publicly held company;

•	the candidate’s professional and academic experience relevant to Paragon 28’s industry;

•	the strength of the candidate’s leadership skills;

•	the candidate’s experience in finance and accounting and/or executive compensation practices;

•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and

•	the candidate’s geographic background, gender, age and ethnicity.

Currently, our Nominating and Governance Committee and Board evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as for other candidates. Stockholder recommendations should include the name and address of the proposed nominee, and information regarding the proposed nominee that would be required to be disclosed in a proxy statement.,

Quality, Technology and Regulatory Committee

Our Quality, Technology and Regulatory Committee assists the Board in its oversight of matters relating to regulatory compliance and the quality and safety of our products and services. In addition, our Quality, Technology and Regulatory Committee is responsible for, among other things:

•	assessing our overall quality strategy and the systems in place to monitor the quality and safety of our products and services at all stages of the product life cycle;

•

reviewing and overseeing our quality internal audit program and the results of any product quality and quality system assessments we may conduct or may be conducted by external regulators, and our response to such assessments;

•

accessing the processes and procedures relating to compliance with relevant laws and regulations administered by competent authorities, notified bodies, and ministries of health, such as the FDA, NMPA, European Commission;

•	advising the Board of any significant issues, developments or trends presented by changes in the global regulatory environment;

•	advising the Board of any significant product quality, safety or regulatory registration or compliance issues that arise;

•

advising the Board of any significant product quality, safety or regulatory registration or compliance issues identified in due diligence with respect to any acquired business and the related integration plans for such business; and

•

reviewing any shareholder proposals that relate to matters within the purview of the Quality, Technology and Regulatory Committee’s scope of responsibilities, and making recommendations to the Board regarding such proposals.

The members of the Quality, Technology and Regulatory Committee are Dr. Oesterle, Mr. Grunwald and Ms. Scanlon. Dr. Oesterle serves as the chair of the committee.

Board and Committee Evaluation Process

The Company’s annual Board and Committee evaluation process is summarized below. The topics considered during the evaluation include Board effectiveness in overseeing key areas, such as strategy and risk, performance of committees’ duties under their respective charters, Board and Committee operations, and individual director performance.

1

Review of Evaluation Process. The Nominating and Corporate Governance Committee annually reviews the evaluation process, including the evaluation method, to ensure that constructive feedback is solicited on the performance of the Board and its Committees.

2

Questionnaire. The Board, the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Quality, Technology and Regulatory Committee each conducts an annual self-evaluation through the use of a written questionnaire. The questionnaires include open-ended questions to solicit direct feedback and the responses are collected on an unattributed basis.

3

Summary of Written Evaluations. Directors’ responses to the questionnaires are aggregated without attribution and shared with the full Board and the applicable committees. All responses, including written comments, are provided along with an overview of the high and low scores on various topics. The Chairman and the Corporate Governance and Nominating Committee Chair use these results in conjunction with the assessment of the skills and characteristics of Board members, as well as in connection with making recommendations to the Board regarding the slate of directors for inclusion in the Company’s Proxy Statement for election at the Annual Meeting of Stockholders.

4

Board and Committee Review. Using aggregated results as a reference, each Committee of the Board discuss their respective results. Following the committee-level discussions, all evaluation results and feedback are discussed by the full Board.

5	Actions. The Board decides on specific actions to incorporate feedback received, including making any appropriate changes to Board- and committee-related practices.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

Our Board met five times and acted by unanimous written consent four times during 2022. The Audit Committee met seven times during 2022. The Compensation Committee met five times and acted by unanimous written consent one time during 2022. The Nominating and Corporate Governance Committee met four times during 2022. The Quality, Technology and Regulatory Committee met four times during 2022. During 2022, each Board member attended at least 75% of the meetings of the Board and of the committees of the Board on which he or she served, in each case, to the extent appointed as a Board member at the relevant time of each meeting. Our directors are expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, our directors are expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the Independent Directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Executive Chairman of the Board or the Chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend.

Communications with the Board of Directors

The Company values your feedback. Should stockholders or interested parties wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary, at 14445 Grasslands Drive, Englewood, Colorado 80112. The Corporate Secretary will forward the communication to the Board members.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2022, our Compensation Committee consisted of Mr. Blackford, Ms. Johnson and Ms. Scanlon. None of the members of the Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.

Anti-Hedging and Anti-Pledging Policy

Our Insider Trading Compliance Policy prohibits individuals from pledging Company securities as collateral for a loan, purchasing Company securities on margin (i.e., borrowing money to purchase the securities), or placing Company securities in a margin account. Pursuant to our Insider Trading Compliance Policy hedging transactions by all officers, directors, employees and certain consultants of the Company, involving the Company’s securities, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, are prohibited.

Compensation Recovery Policy

Our Board of Directors has adopted a Compensation Recovery Policy (also known as a Clawback Policy) in order to foster a culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy by facilitating the recovery of erroneously awarded incentive-based compensation upon the occurrence of certain events, such as an accounting restatement due to its material noncompliance with a financial reporting requirement under securities laws. Under the Clawback Policy, in the event of an accounting restatement, the Company will use reasonable efforts to recover from any current or former executive officer of the Company who received incentive-based compensation from the Company during the three (3)-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the excess of what would have been paid to the executive officer under the accounting restatement.

Term Limits and Mandatory Retirement

In accordance with our Corporate Governance Guidelines, non-employee directors are expected to serve on the Board for no more than 15 years and are not expected to be nominated for election or re-election to the Board after their 75th birthday. However, upon the recommendation of the Nominating and Corporate Governance Committee, the Board may nominate director candidates who have reached their term limit, or who have reached their 75th birthday, if it determines that doing so is in the best interest of the Company and its stockholders.

Stock Ownership Guidelines

All executives and directors are expected to have a significant long-term financial interest in the Company. To align the interests of the executives and directors to the stockholders, the Company adopted stock ownership guidelines in February 2022 for executives and directors to hold a minimum amount of shares of Paragon 28 stock. The guidelines are to be met within a compliance period of three years from the date of the 2022 annual meeting or three years from the date of becoming an executive officer or director of the Company. The Stock Ownership Guidelines are as follows:

CEO — 5x Base Compensation

Executive Officers — 3x Base Compensation

Directors — 4x Annual Retainer

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2022 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements will require us to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Amended and Restated Investors’ Rights Agreement

We entered into an amended and restated investors’ rights agreement with the purchasers of shares of our convertible preferred stock, including certain of executive officers, directors and entities with which certain of our directors are affiliated, which were outstanding prior to our initial public offering in October 2021 and which converted into shares of common stock in connection therewith. As of December 31, 2022, Bird-B, AG, MVM V LP, MVM GO (No.5) LP, Albert DaCosta and Piper Sandler Merchant Banking Fund II, L.P. were entitled to rights with respect to the registration of their shares under the Securities Act. The amended and restated investors’ rights agreement also contains covenants requiring us to comply with the reporting requirements under the Exchange Act. The amended and restated investors’ rights agreement also provided for certain voting arrangements and other affirmative covenants that were terminated upon the consummation of the initial public offering in October 2021.

Other Transactions

Biedermann License Agreement

We have a license agreement dated July 1, 2017 for certain intellectual property with Biedermann, a company affiliated with Mr. Grunwald, one of our directors, under which we pay a royalty of four percent (4%) of net revenue related to the licensed intellectual property for the 15 years following the date of first sale, including a minimum annual payment of $250,000. The term of the agreement is 20 years, and automatically renews for five-year periods thereafter. Payments to Biedermann under this license agreement totaled $249,000 and $87,000 for the years ended December 31, 2022 and 2021, respectively. Amounts payable to Biedermann as of December 31, 2022 and December 31, 2021 were $164,000 and $163,000, respectively. We believe the Biedermann License Agreement is immaterial to our business.

Jarboe Legal Services

We retained legal services of Jarboe Law Firm, PLC (Jarboe), owned by Carl F. Jarboe, the father of our Chief Commercial Officer. Payments to Jarboe totaled $405,000 and $542,000 for 2022 and 2021, respectively. Amounts payable to Jarboe as of December 31, 2022 and 2021 were $0 and $66,000, respectively.

Policies and Procedures for Related Party Transactions

The Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers and significant employees as of April 1, 2023:

Name	Age	Position/Office Held With the Company
Albert DaCosta	49	Chairman, President and Chief Executive Officer
Stephen M. Deitsch	51	Chief Financial Officer
Matthew Jarboe	40	Chief Commercial Officer
Jonathan Friedman	52	General Counsel and Corporate Secretary
Jason Edie	45	Chief Technology Officer
Erik Mickelson	41	Chief Accounting Officer and Controller

Mr. DaCosta’s biographical information is set forth in “Proposal No. 1–Election of Directors” in this proxy statement.

Stephen M. Deitsch has served as our Chief Financial Officer since September 2020. He previously served as Senior Vice President and Chief Financial Officer of BioScrip, Inc. (Nasdaq: “BIOS”), which is now part of Option Care Health, Inc. (Nasdaq: “OPCH”), from April 2017 to August 2019. From August 2015 to April 2017, Mr. Deitsch served as Executive Vice President, Chief Financial Officer and Corporate Secretary of Coalfire, Inc., a leading cyber-security firm. Mr. Deitsch served as the Chief Financial Officer of the Zimmer Biomet Spine, Bone Healing, and Microfixation business from July 2014 to July 2015 and as Vice President Finance, Biomet Corporate Controller from February 2014 to July 2014. Mr. Deitsch was the Chief Financial Officer of Lanx, a privately held medical device company, from September 2009 until it was acquired by Biomet in October 2013. From 2002 to 2009, Mr. Deitsch also served in various senior financial leadership roles at Zimmer Holdings, Inc. (now part of Zimmer Biomet, Inc. (NYSE: “ZBH”)), including Vice President Finance, Reconstructive and Operations, and Vice President Finance, Europe. Mr. Deitsch has served on the board of directors of Aclarion, Inc. (Nasdaq: “ACON”), a publicly traded a healthcare technology company, since April 2022 and Auddia Inc.(Nasdaq: “AUUD”), a publicly traded software company, since 2021. Mr. Deitsch holds a B.S. in Accounting from Ball State University and has an in-active CPA license.

Matthew Jarboe has served as our Chief Commercial Officer since July 2018. Mr. Jarboe joined Paragon 28 in December 2012 as our National Sales Manager, where he was tasked with building and training our U.S. Sales Force and Sales Management Teams. As the leader of our sales department he was promoted to Director of Sales in 2014, then to Executive Vice President of Sales in 2016. As our Chief Commercial Officer, Mr. Jarboe oversees sales, marketing, national accounts, commercial operations and international business. Prior to joining Paragon 28, Mr. Jarboe spent six years as a leading foot and ankle sales representative with Wright Medical. Mr. Jarboe began his career in medical device as an Associate Sales Representative with Stryker Endoscopy. Mr. Jarboe graduated from Kalamazoo College (Kalamazoo, MI) with a B.A. in Economics and Business.

Jonathan Friedman has served as our General Counsel & Secretary since August 2021. He has previously served as Senior Vice President, General Counsel and Secretary of DentsplySirona, Inc. (Nasdaq: XRAY) from February of 2016 to October of 2018 and served as Senior Vice President, General Counsel and Secretary of its predecessor company, Sirona Dental Systems, Inc, (Nasdaq: SIRO) from August of 2007 to February of 2016. From January of 2000 to June of 2007, Mr. Friedman was Chief Legal Officer, Chief Compliance Officer & Secretary of National Medical Health Card Systems, Inc., (Nasdaq: NMHC). Mr. Friedman was an associate at a major New York City law firm from September 1995 to January 2000. Mr. Friedman has served as an advisor, consultant and Board Member to several emerging growth companies. Mr. Friedman holds a J.D. (graduating cum laude) from St. John’s University School of Law.

Jason Edie has served as Paragon 28’s Chief Technology Officer since April 2022. He was previously employed by Becton Dickinson as Vice President of R&D for Vascular Access Devices from December 2017 to

April 2021, and from March 2017 to December 2017, Mr. Edie was employed by Bard Access System as Vice President Global Innovation / R&D for Vascular Access. (Bard Access Systems was acquired by Becton Dickinson). From March 2010 to March 2017, Mr. Edie was employed by Wright Medical Group, Inc. as Vice President Global Extremities of R&D. From 2007 to 2010, Mr. Edie was employed by Synthes Spine as a Spine Sales Consultant. Mr. Edie holds a bachelor’s degree in engineering from Southern Utah University.

Erik Mickelson has served as Paragon 28’s Chief Accounting Officer and Controller since April 2022. He previously served as Vice President of Accounting at Everside Health Group, Inc., a direct primary care provider, from March 2021 to April 2022. From September 2020 to March 2021, Mr. Mickelson served as Corporate Controller of Lignetics, Inc., the largest residential wood pellet manufacturing company in the U.S. Mr. Mickelson served as International Business Unit Controller and Senior Director of Molson Coors Beverage Company (NYSE: TAP), a multinational drink and brewing company, from July 2018 to July 2020 and as Assistant Global Controller and Senior Director from December 2016 to July 2018. From 2008 to 2016, Mr. Mickelson also served in various financial leadership roles at Molson Coors. From 2005 to 2008, Mr. Mickelson served in the external audit function at KPMG, LLP., and he holds a Master of Science in Accounting, as well as a Bachelor of Science in Finance from the University of Colorado, Boulder and is an Active Certified Public Accountant.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

In 2021, our Board adopted an outside director compensation policy which included cash retainers for Board and Committee service, an initial restricted stock unit (“RSU”) grant when the director first joins the Board, and an annual RSU grant. The non-employee director compensation policy was determined after consultation with Compensia, an independent compensation consultant.

Cash Compensation. During 2022, all non-employee directors were entitled to receive the cash compensation as set forth in the tables below.

Board Service

Non-Employee Director	$45,000

Additional Board Service

Lead Independent Director	$50,000

Additional Committee Service

	Chair	Non-Chair
Audit Committee Member	$20,000	$10,000
Compensation Committee Member	$15,000	$7,500
Nominating and Corporate Governance Committee Member	$10,000	$5,000
Quality, Technology and Regulatory Committee Member	$10,000	$5,000

Director fees will be payable in cash in arrears in four equal quarterly installments not later than 30 days following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our Board or a Committee of the Board.

Our Board or Committee may, in its discretion, provide Directors with the opportunity to elect to receive all or a portion of their cash fees in RSUs, with each such RSU award covering a number of shares calculated by dividing (i) the amount of the annual retainer by (ii) the average per share closing trading price of our common stock over the most recent 30 trading days as of the grant date (the “30 day average price”). Such RSUs will be automatically granted on the fifth day of the month following the end of the calendar quarter to which the corresponding director fees were earned and will be fully vested on grant.

Equity Compensation. Non-employee directors are entitled to receive all types of awards (except incentive stock options) under the 2021 Incentive Award Plan (the “2021 Plan”) (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the outside director compensation policy. Under the non-employee director compensation program, nondiscretionary, automatic grants of RSUs are made to our non-employee directors as follows:

•

Initial RSU grant: Unless otherwise provided by the Board prior to commencement of service of an applicable director, each non-employee director will automatically be granted that number of RSUs upon the director’s initial appointment or election to our Board of Directors, referred to as the Initial Grant, calculated by dividing (i) $300,000 by (ii) the 30 day average price. The Initial Grant will vest as to one-third of the underlying shares on each anniversary of the grant date, subject to continued service through each applicable vesting date.

•

Annual RSU grant: Each non-employee director who (i) has been serving on the Board for at least four months prior to an annual meeting and (ii) will continue to service on the board following such annual meeting will automatically be granted that number of RSUs upon each annual meeting, referred to as the Annual Grant, calculated by dividing (i) $150,000 by (ii) the 30 day average price. The Annual Grant will vest on the earlier of the first anniversary of the date of grant or the date immediately before the next annual stockholder’s meeting to the extent unvested as of such date, subject to continued service through each applicable vesting date.

All equity awards granted to members of our Board will fully vest if the Company experiences a change in control, subject to the applicable Board member’s continued service through the vesting date. In addition, each director may elect to defer all or a portion of their RSUs they receive under the non-employee director compensation program until the earliest of a fixed date properly elected by the director, the director’s termination of service or a change in control.

2022 Director Compensation

The following table sets forth information for 2022 regarding the compensation awarded to, earned by or paid to our non-employee directors. Directors who are also our employees receive no additional compensation for their service as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Quentin Blackford(3)	29,167	300,000	329,167
Alf Grunwald	60,000	150,000	210,000
B. Kristine Johnson	62,001	150,000	212,001
Stephen Oesterle, M.D.	68,138	150,000	218,138
Meghan Scanlon(4)	45,000	300,000	345,000
Thomas Schnettler	81,875	150,000	231,875
Kristina Wright	64,645	150,000	214,645
Scott Drake(5)	54,417	150,000	204,417

(1)

The amounts reported represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director for their service as a director during 2022, including any annual retainer fees, committee and/or chairmanship fees. Cash fees are paid quarterly in arrears.

(2)

Amounts shown represents the grant date fair value of RSUs granted during fiscal year 2022 as calculated in accordance with FASB ASC 718, Compensation — Stock Compensation (ASC Topic 718) and the assumptions outlined in Note 11 of our financial statements included in our 2022 Annual Report on Form 10-K filed with the SEC on March 2, 2023.

(3)	Mr. Blackford joined our Board effective August 1, 2022.
(4)	Ms. Scanlon joined our Board effective April 1, 2022.
(5)	Mr. Drake joined our Board effective July 30, 2021 and resigned as a member of our board effective August 1, 2022, and as a result of such resignation forfeited his Annual Grant for 2022.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2022 by each non-employee director as of December 31, 2022.

Name	Options Outstanding at Fiscal Year End	Unvested RSUs Outstanding at Fiscal Year End
Quentin Blackford	—	16,287
Alf Grunwald	—	21,418
B. Kristine Johnson	—	18,359
Stephen Oesterle, M.D.	250,000	8,918
Meghan Scanlon	—	17,846
Thomas Schnettler	—	21,418
Kristina Wright	—	18,359
Scott Drake	—	—

EXECUTIVE COMPENSATION

As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended, we are not required to make certain disclosures related to executive compensation, such as providing a Compensation Discussion and Analysis section or holding a non-binding advisory vote on executive compensation, and we have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our named executive officers (NEOs) plus an additional executive officer for disclosure purposes who otherwise did not qualify as a named executive officer under Item 402 of Regulation S-K, our Chief Financial Officer (collectively with the NEOs, the EOs), for fiscal year 2022 were as follows:

•	Albert DaCosta, our Chairman, President and Chief Executive Officer;

•	Stephen M. Deitsch, our Chief Financial Officer;

•	Jason Edie, our Chief Technology Officer; and

•	Matthew Jarboe, our Chief Commercial Officer.

Mr. Edie joined as our Chief Technology Officer effective as of April 18, 2022.

Summary Compensation Table

The following table sets forth total compensation paid to our EOs for the fiscal years ending on December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Albert DaCosta	2022	650,000	—	3,664,991	—	870,350	29,402	5,214,743
Chairman, President and Chief Executive Officer	2021	614,503	245,731	—	3,764,000	—	25,853	4,650,087
Stephen M. Deitsch	2022	442,000	—	1,398,001	—	355,103	29,217	2,224,321
Chief Financial Officer	2021	405,519	168,231	—	1,296,000	—	25,853	1,895,603
Jason Edie(4)	2022	282,692	—	925,995	1,000,000	238,239	10,654	2,457,580
Chief Technology Officer
Matthew Jarboe	2022	530,450	—	1,270,004	—	425,802	29,134	2,255,390
Chief Commercial Officer	2021	529,856	245,731	—	1,296,000	—	25,853	2,097,440

(1)

Amounts shown represents the grant date fair value of stock options and/or RSUs granted during fiscal year 2022 as calculated in accordance with FASB ASC 718, Compensation — Stock Compensation (ASC Topic 718) and the assumptions outlined in Note 11 of our financial statements included in our 2022 Annual Report on Form 10-K filed with the SEC on March 2, 2023.

(2)

Amounts in 2022 reflect payments made under the new annual cash incentive amounts for all EOs in 2022 and were paid in March 2023, under our performance based annual cash incentive plan for 2022, as described in the section below entitled “Executive Compensation — Non-Equity Incentive Plan and Bonus Payments for 2022.”

(3)

The amounts reported for all EOs in 2022 include (i) $9,150 for the Company’s match for Messrs. DaCosta’s, Jarboe’s and Deitsch’s contributions to our 401(k) plan and $5,331 for the Company’s match for Mr. Edie’s contributions to our 401(k) plan, which are available to the EOs on the same or substantially similar terms as other full-time employees and (ii) $20,252 for Mr. DaCosta, $19,984 for Mr. Jarboe, $5,323 for Mr. Edie and $20,067 for Mr. Deitsch for executive level medical insurance, life insurance and medical insurance.

(4)	Mr. Edie joined as our Chief Technology Officer effective as of April 18, 2022.

Narrative to Summary Compensation Table

2022 Salaries

Our EOs each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each EO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Our Board of Directors and Compensation Committee may adjust base salaries from time to time in their discretion. In 2022, Messrs. DaCosta, Jarboe and Deitsch had annual base salaries of $650,000; $530,450 and $442,000, respectively. Mr. Edie’s annual base salary was $420,000, which was pro-rated for his partial year of employment with us in 2022.

Non-Equity Incentive and Bonus Payments for 2022

In fiscal year 2022, we initiated a formal annual performance-based cash bonus program that each of our EOs participate in and no longer grant any quarterly or discretionary annual bonuses to our EOs as we have done in previous fiscal years. The program provided for cash incentive compensation upon achievement of certain revenue targets set by the Company’s Compensation Committee. For Mr. DaCosta, his target bonus opportunity was 100% of his base salary. For Messrs. Jarboe, Edie and Deitsch, their target bonus opportunity was 60% of base salary and for Mr. Edie his target bonus opportunity was prorated for his partial employment with us in 2022.

For determining bonus achievement, our Compensation Committee sets certain corporate performance metrics and evaluates them in connection with each executive’s bonus target. Thereafter, the Compensation Committee approves, and the Board ratifies such determinations of overall performance as well as achievement of any specific corporate performance goals. Bonuses paid to each EO for 2022 based upon performance target achievement is set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

Equity-Based Compensation

Option and Restricted Stock Unit Grants under the 2021 LTIP Plan

In fiscal year 2022, we made equity award grants to each of our EOs. In 2022, we granted an annual equity grant of restricted stock units. Messrs. DaCosta, Deitsch, Jarboe and Edie were granted 206,246; 78,672; 71,469 and 52,110 restricted stock units respectively. Additionally, Mr. Edie was granted stock options to purchase 102,459 shares in connection with his commencement of employment with us. Each of these stock option and restricted stock unit grants vest in annual 25% tranches over a four-year period, provided however that such grantee continues to provide services to the Company through such vesting date.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

The Company currently maintains a 401(k) retirement savings plan for our employees, including our EOs, who satisfy certain eligibility requirements. Our EOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In fiscal year 2022, we matched 100% of each participating employee’s deferral up to a maximum of 3% of eligible compensation. All of our full-time employees, in the U.S. including our EOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance. Our EOs are eligible for certain enhanced benefits under our executive-level medical insurance, life insurance and short-term and long-term disability insurance.

Perquisites and Other Personal Benefits

We did not provide any perquisites to our EOs in fiscal year 2022 (other than the executive-level insurance benefits noted above), but our compensation committee may from time to time approve them in the future when our Compensation Committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our EOs as of December 31, 2022.

	Option Awards(1)						Stock Awards(3)
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or units of stock that have not vested	Market Value of shares or units of stock that have not vested ($)(5)
Albert DaCosta	01/01/2015		75,000	—	0.60	01/01/2025
	12/31/2015		75,000	—	0.60	12/31/2025
	12/31/2016		125,000	—	1.20	12/31/2026
	12/31/2017		125,000	—	4.60	12/31/2027
	12/31/2018		50,000	—	5.40	12/31/2028
	12/31/2019		37,500	—	6.60	12/31/2029
	12/31/2020		75,000	—	6.60	12/31/2030
	10/14/2021	(2)	131,477	319,301	16.00	10/14/2031
	10/21/2022	(3)					206,246	3,941,361
Stephen M. Deitsch	09/28/2020	(4)	250,000	250,000	6.00	09/28/2030
	12/31/2020		50,000	—	6.60	12/31/2030
	10/14/2021	(2)	45,271	109,939	16.00	10/14/2031
	10/21/2022	(3)					78,672	1,503,422
Jason Edie	4/18/2022		—	102,459	17.72	4/18/2032
	10/21/2022	(3)					52,110	995,822
Matthew Jarboe	12/31/2016		25,000	—	1.20	12/31/2026
	01/01/2017		50,000	—	1.20	01/01/2027
	12/31/2017		75,000	—	4.60	12/31/2027
	12/31/2018		50,000	—	5.40	12/31/2028
	12/31/2019		37,500	—	6.60	12/31/2029
	12/31/2020		175,000	—	6.60	12/31/2030
	10/14/2021	(2)	45,271	109,939	16.00	10/14/2031
	10/21/2022	(3)					71,469	1,365,772

(1)

Unless otherwise noted, 50% of the shares subject to the option vests on each of the first two anniversaries of the vesting commencement date, such that all awards will be vested on the second anniversary of the vesting commencement date, subject to the applicable EO continuing to provide services to the Company through such vesting date. See the paragraphs below under the headings “EO Employment Agreements” for information about the impact of qualifying terminations of employment and a change in control on vesting of these options.
(2)

25% of the shares subject to the option vests on the first anniversary of the vesting commencement date and 1/48th of the shares subject to the option vests on each monthly anniversary thereafter, such that all shares subject to the option awards will be vested on the fourth anniversary of the vesting commencement date, subject to the applicable EO continuing to provide services to the Company through such vesting date. See the paragraphs below under the headings “EO Employment Agreements” for information about the impact of qualifying terminations of employment and a change in control on vesting of these options.

(3)

The RSUs vest as to 25% on each anniversary of the vesting commencement date, subject to the applicable EO continuing to provide services to the Company through such vesting date. See the paragraphs below under the headings “EO Employment Agreements” for information about the impact of qualifying terminations of employment and a change in control on vesting of these RSUs.

(4)

25% of the shares subject to the option vests on each of the first four anniversaries of the vesting commencement date, such that all shares subject to the option awards will be vested on the fourth anniversary of the vesting commencement date, subject to the applicable EO continuing to provide services to the Company through such vesting date. See the paragraphs below under the headings “EO Employment Agreements” for information about the impact of qualifying terminations of employment and a change in control on vesting of these options.

(5)

Represents the market value determined by multiplying the number of unvested shares times the closing trading price of our common stock as of December 30, 2022 (which was the last trading day in the fiscal year), which was $19.11 per share.

Executive Compensation Arrangements

EO Employment Agreements

In connection with our initial public offering, we entered into amended and restated employment agreements with each of our EOs that supersedes and replaces their previous employment arrangements which include the severance benefits they would otherwise be entitled to receive. These employment agreements provide for annual base salary, target bonus entitlement and right to participate in benefits made available to other similarly situated employees. In addition, under these employment agreements with each of our EOs, if such EO’s employment with us is terminated without “cause” or such EO resigns for “good reason” (as each is defined in the employment agreement), the applicable EO will be entitled to receive: (i) continued payment of 12 months (or 24 months for Mr. DaCosta) of the sum of base salary plus the applicable EO’s target bonus (assuming achievement at target for performance goals), (ii) payment or reimbursement of the cost of continued healthcare coverage for 12 months (or 24 months for Mr. DaCosta) and (iii) continued vesting of equity awards for 12 months (or 24 months for Mr. DaCosta). In lieu of the foregoing benefits, if each EO’s employment with us is terminated without “cause” or such EO resigns for “good reason” during the period commencing on three months prior to a Change in Control (as defined in the 2021 Plan) and ending on the 24-month anniversary following such Change in Control, the applicable EO will be entitled to receive: (i) continued payment of 18 months (or 24 months for Mr. DaCosta) of the sum of base salary plus the applicable EO’s target bonus (assuming achievement at target for performance goals), (ii) payment or reimbursement of the cost of continued healthcare coverage for 18 months (or 24 months for Mr. DaCosta) and (iii) full accelerated vesting of any of the EO’s unvested equity awards (except for any performance awards, which shall be governed by the terms of the applicable award agreement). The foregoing severance benefits are subject to the applicable EO’s delivery of an executed release of claims against us and continued compliance with the EO’s confidentiality agreement with us.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans as of December 31, 2022:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants, and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(4)(5)(6)	7,502,590	$10.02	12,104,395
Equity compensation plans not approved by stockholders	—	—	—

Total	7,502,590	$10.02	12,104,395

(1)	Amounts include 6,538,536 options outstanding and 964,054 RSUs outstanding under the 2021 Incentive Award Plan (the “2021 Plan”) and 2011 Omnibus Stock Option and Award Plan (the “2011 Plan”).
(2)

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect shares that will be issued upon the vesting of outstanding RSUs, which have no price.

(3)	Includes 2,054,545 shares that were available for future issuance under the 2021 Employee Stock Purchase Plan (the “2021 ESPP”).
(4)	Includes the 2011 Plan, the 2021 Plan and the 2021 ESPP.
(5)

The 2021 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2021 Plan shall be increased on the first day of each year beginning in 2022 and ending in 2031, equal to the lesser of (i) five percent (5.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, and (ii) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 50,000,000 shares of stock may be issued upon the exercise of incentive stock options.

(6)

The 2021 ESPP contains an “evergreen” provision, pursuant to which the maximum number of shares of our common stock authorized for sale under the 2021 ESPP shall be increased on the first day of each year beginning in 2022 and ending in 2031, equal to the lesser of (i) one percent (1.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year, and (ii) such number of shares of common stock as determined by our Board; provided, however, no more than 12,000,000 shares of our common stock may be issued thereunder.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of March 20, 2023 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of our common stock;

•	each of our directors;

•	each of our named executives; and

•	all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after March 20, 2023 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 82,249,024 shares of our common stock outstanding as of March 20, 2023. Shares of our common stock that a person has the right to acquire within 60 days after March 20, 2023, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Paragon 28, Inc., 14445 Grasslands Drive, Englewood, Colorado 80112.

	Total Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Bird-B, AG(1)	13,998,680	17.02%
Entities affiliated with MVM Partners LLC(2)	13,659,625	16.61%
Lee Rosenthal(3)	7,600,094	9.24%
Named Executive Officers and Directors
Albert DaCosta(4)	11,661,097	14.05%
Jason Edie(5)	25,615	*
Matthew Jarboe(6)	342,768	*
Quentin Blackford	10,000	*
Alf Grunwald(7)	15,168	*
B. Kristine Johnson(8)	13,639	*
Stephen Oesterle, M.D.(9)	182,616	*
Meghan Scanlon(10)	5,949	*
Thomas Schnettler(11)	15,168	*
Kristina Wright(12)	13,639	*
All Executive Officers and Directors as a Group (13 individuals)(13)	12,548,819	15.00%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)	Based on a Form 4 filed with the SEC on February 23, 2023, filed by Bird-B, AG The address of Bird-B, AG is Bahnhofstrasse 7, CH-6300, Zug, Switzerland.
(2)

Based on a Schedule 13G/A filed with the SEC on February 14, 2023, by MVM Partners, LLC (“MVM Partners”), MVM V LP (“MVM V”), MVM V (2020) LP (“MVM V 2020”) and MVM GP (No. 5) LP (“MVM GP”), concerning (i) 5,325,843 shares of common stock held by MVM V LP, (ii) 8,253,867 shares of common stock held by MVM V (2020) LP, and (iii) 79,915 shares of common stock held by MVM GP (No. 5) LP. MVM Partners may be deemed to beneficially own all of the shares held by these entities and reports sole voting and dispositive power over all of these shares. The principal business address and principal office of these entities is Old City Hall, 45 School Street, Boston, MA 02108.

(3)

Consists of (i) 264 shares of common stock held directly by Mr. Rosenthal, (ii) 7,214,165 shares of common stock held by the Rosenthal Investment Company LLC where Mr. Rosenthal is a managing member, (iii) 281,530 shares of common stock held in an IRA for the benefit of Mr. Rosenthal and (iv) 104,135 shares of common stock held in an IRA for the benefit of Mr. Rosenthal’s spouse. The business address of each of the Reporting Persons is 7865 Forest Keep Circle, Parker, CO 80134.

(4)

Consists of (i) 197,890 shares of common stock held directly by Mr. DaCosta, (ii) 341,665 shares of Common Stock held in an IRA for the benefit of Mr. DaCosta; (iii) 5,000,000 shares of common stock held by DaCosta Investment Company, LLC that Mr. DaCosta holds investment and voting decision control over, (iv) 5,280,610 shares of common stock held by The DaCosta Family Trust that Mr. DaCosta holds investment and voting decision control over, (v) 75,000 shares of Common Stock held in an IRA for the benefit of Mr. DaCosta’s spouse, (vi) 25,000 shares of common stock held directly by Mr. DaCosta’s spouse and (vii) 740,932 shares issuable pursuant to stock options exercisable within 60 days of March 20, 2023. Mr. DaCosta reports shared voting and dispositive power over 10,380,610 shares and sole voting and dispositive power over 1,280,487 shares.

(5)	Consists of 25,615 shares issuable pursuant to stock options exercisable within 60 days of March 20, 2023.
(6)	Consists of (i) 200,295 shares of common stock held directly by Mr. Jarboe; and (ii) 142,473 shares issuable pursuant to stock options exercisable within 60 days of March 20, 2023.
(7)	Consists of (i) 6,250 shares of common stock held directly by Mr. Grunwald; and (ii) 8,918 restricted stock units vesting within 60 days of March 20, 2023.
(8)	Consists of (i) 4,721 shares of common stock held directly by Ms. Johnson; and (ii) 8,918 restricted stock units vesting within 60 days of March 20, 2023.
(9)

Consists of (i) 7,031 shares of common stock held directly by Dr. Oesterle; (ii) 8,918 restricted stock units vesting within 60 days of March 20, 2023; and (iii) 166,667 shares issuable pursuant to stock options exercisable within 60 days of March 20, 2023.

(10)	Consists of 5,949 restricted stock units vesting within 60 days of March 20, 2023.
(11)	Consists of (i) 6,250 shares of common stock held directly by Mr. Schnettler; and (ii) 8,918 restricted stock units vesting within 60 days of March 20, 2023.
(12)	Consists of (i) 4,721 shares of common stock held directly by Ms. Wright; and (ii) 8,918 restricted stock units vesting within 60 days of March 20, 2023.
(13)

Consists of (i) 11,162,055 shares of common stock; (ii) 50,539 shares issuable pursuant to restricted stock units vesting within 60 days of March 20, 2023; and (iii) 1,336,225 shares issuable pursuant to stock options exercisable within 60 days of March 20, 2023.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2022, except for: (i) due to an administrative oversight, a late Form 3/A filed on February 21, 2023, on behalf of Quentin Blackford to report an omitted holding of 10,000 shares of common stock upon becoming a director of the Company on August 1, 2022; (ii) due to administrative oversight, a late Form 4 filed on February 21, 2023, on behalf of Stephen Oesterle to report 8,918 RSUs granted following the Company’s 2022 Annual Meeting pursuant to the Company’s non-employee director compensation policy, (iii) a late Form 4 was filed by Lee Rosenthal, a beneficial owner of more than 10% of our common stock during 2022, on October 31, 2022, to report the sale of 691,774 shares of common stock, and (iv) due to an administrative oversight, a Form 4 due on December 22, 2022, on behalf of Matthew Jarboe to report the sale of 24,913 was filed on December 23, 2022.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Paragon 28 stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 14445 Grasslands Drive, Englewood, Colorado 80112 or (3) request from the Company by calling (720) 399-3400. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 14445 Grasslands Drive, Englewood, Colorado 80112 in writing not later than December 8, 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our amended and restated bylaws. Our amended and restated bylaws require, among other things, that we receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than the close of business on January 17, 2024 and no later than the close of business on February 16, 2024. The notice must contain the information required by the amended and restated bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 17, 2024, then we must receive such written notice not later than the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2024 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 18, 2024.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a Paragon 28 stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary, 14445 Grasslands Drive, Englewood, Colorado 80112.

By Order of the Board of Directors

/s/ ALBERT DACOSTA
Albert DaCosta
Chairman, President and Chief Executive Officer

April 6, 2023

ANNEX A

PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

PARAGON 28, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

The undersigned, for purposes of amending the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of Paragon 28, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is Paragon 28, Inc. The Corporation filed its certificate of incorporation with the Secretary of State of the State of Delaware on October 8, 2021. The Corporation filed its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware on October 19, 2021.

2.	Article VI, Section A of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the directors of the Corporation shall be classified with respect to the time for which they severally hold office into three classes, designated as Class I, Class II and Class III. The members of the Board of Directors already in office will remain in their current class. Each of the directors elected as Class I, Class II, Class III and Class I directors at the 2022, 2023, 2024 and 2025 annual meeting of the stockholders of the Corporation, respectively, shall be elected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each of the directors elected as Class II directors at the 2026 annual meeting of the stockholders of the Corporation shall be elected for a two-year term expiring at the 2028 annual meeting of stockholders. Each of the directors to be elected as Class III directors at the 2027 annual meeting of the stockholders of the Corporation shall be elected for a one-year term expiring at the 2028 annual meeting of stockholders. Commencing with the 2028 annual meeting of the stockholders of the Corporation, the directors of the Corporation shall no longer be classified and, at each annual meeting of the stockholders of the Corporation, each of the directors shall be elected for one-year terms. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”

3.	Article VI, Section C of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Until the 2028 annual meeting of the stockholders of the Corporation, subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of Directors or any individual director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors. From and after the 2028 annual meeting of the stockholders of the Corporation, subject to the special rights of the holders of one or more outstanding series of Preferred Stock to elect directors, the Board of

Directors or any individual director may be removed from office at any time (a) only as provided in Section 141(k) of the General Corporation Law of the State of Delaware and (b) only by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.”

4.	Article VI, Section F of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal Bylaws of the Corporation. Until the 2028 annual meeting of the stockholders of the Corporation, in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote generally in an election of directors. From and after the 2028 annual meeting of the stockholders of the Corporation, in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Incorporation (including any Certificate of Designation in respect of one or more series of Preferred Stock) or the Bylaws of the Corporation, the adoption, amendment or repeal of the Bylaws of the Corporation by the stockholders of the Corporation shall require the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.”

5.	Article XI, Section A of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Until the 2028 annual meeting of the stockholders of the Corporation, notwithstanding anything contained in this Restated Certificate to the contrary, in addition to any vote required by applicable law, the following provisions in this Restated Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class: Part B of Article V, Article VI, Article VII, Article VIII, Article IX, Article X, and this Article XI. From and after the 2028 annual meeting of the stockholders of the Corporation, such provisions may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.”

6.

The stockholders of the Corporation duly adopted such amendments at the annual meeting of stockholders held on May    , 2023 in accordance with Section 242 of the General Corporation Law of the State of Delaware.

7.	Such amendments were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this                day of                , 2023.

PARAGON 28, INC.

Jonathan Friedman
General Counsel and Corporate Secretary

PARAGON 28, INC

14445 GRASSLANDS DRIVE

ENGLEWOOD, CO 80112

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 16, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V08986-P90820	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARAGON 28, INC.	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:
1. Election of Class II Directors to serve until the 2026 Annual Meeting of Stockholders or until their successors are elected.	☐	☐	☐
Nominees:

01) Quentin Blackford
02) Alf Grunwald
03) Stephen Oesterle, M.D.

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

     The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain

2. Approve an Amendment to the Paragon 28, Inc. Amended and Restated Certificate of Incorporation to Declassify the Board of Directors commencing with the 2028 annual meeting of stockholders.	☐	☐	☐

3. Approve an Amendment to the Paragon 28, Inc. Amended and Restated Certificate of Incorporation to remove Supermajority Voting Requirements from and after the 2028 annual meeting of stockholders.	☐	☐	☐

4. Ratify the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023.	☐	☐	☐

NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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V08987-P90820

PARAGON 28, INC. Annual Meeting of Stockholders May 17, 2023 9:00 AM MDT This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Albert DaCosta, Steve Deitsch, and Jonathan Friedman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PARAGON 28, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, MDT on May 17, 2023, at 14445 Grasslands Drive, Englewood, CO 80112, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side